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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      February 11, 1997


                            Ugly Duckling Corporation
             (Exact name of registrant as specified in its charter)





          Delaware                       20841                  86-0721358
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(State or other jurisdiction           (Commission          (IRS Employer
of incorporation)                      File Number)         Identification No.)



2525 East Camelback Road, Suite 1150, Phoenix, Arizona                     85016
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code               (602) 852-6600
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                                 Not applicable
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         (Former name or former address, if changed since last report.)




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ITEM 5.           OTHER EVENTS.

        On February 11, 1997, the Company announced the private placement of 5,075,500 shares of Common Stock at $18.625 per share to institutional investors. The offering consisted of a private placement of 5,000,000 shares, and concurrent exercise of an over-allotment option for an additional 75,500 shares. No further exercise of the over-allotment option will be made. The Company estimates the net proceeds of the offering after expenses, commissions and discounts to be $88,854,628. The offering is more fully described in the press release included herein as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit
Number            Description                                  Page
------            -----------                                  ----

99               Press Release issued on February 11, 1997     Filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              UGLY DUCKLING CORPORATION

                                             /s/  Steven T. Darak
Date: February 11, 1997                      -------------------------------
                                              Steven T. Darak
                                              Senior Vice President and Chief
                                              Financial Officer



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